SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2008
TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

27335 West 11 Mile Road Southfield, Michigan	48033

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (248) 357-2866
(Former name or former address if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition
     On October 30, 2008, TechTeam Global, Inc. issued a press release announcing its earnings for the Third Quarter of 2008.
     A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events
     On October 30, 2008, TechTeam Global, Inc. issued a press release announcing a stock repurchase program.
     A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (D) The following exhibits are included with this report:
Exhibit 99.1 October 30, 2008 Press Release — TechTeam Global Reports Third Quarter 2008 Earnings.
Exhibit 99.2 October 30, 2008 Press Release — TechTeam Global Announces Stock Repurchase Program.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

By	/s/ Michael A. Sosin

Michael A. Sosin
Vice President, General Counsel and Secretary
Date: October 30, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	October 30, 2008 Press Release — TechTeam Global Reports Third Quarter 2008 Earnings.

99.2	October 30, 2008 Press Release — TechTeam Global Announces Stock Repurchase Program

E-1